Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES SECOND QUARTER 2020 RESULTS

Houston, Texas

August 6, 2020

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore oil and natural gas and wind farm facilities worldwide, today announced results for its second quarter ended June 30, 2020.

Notable second quarter items include:

•

Acquisition of the remaining 50% of the equity interests in SEACOSCO Offshore LLC (“SEACOSCO”) on June 30, 2020 for total consideration of $28.2 million payable over four years.  The transaction adds eight modern platform supply vessels to SEACOR Marine’s owned vessel fleet, six of which are equipped with a state-of-the-art battery energy storage system designed to reduce fuel consumption and enhance the safety and redundancy of the vessels’ systems.  The vessels and the debt associated with the transaction are included in the second quarter numbers, but the operating results of the joint venture were not consolidated in the quarter. SEACOR Marine expects the vessels to generate cash in future quarters in excess of scheduled debt amortization payments.

•

Entry into an agreement with SEACOR Holdings Inc. permitting SEACOR Marine to carry back net operating losses under provisions of the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”).  SEACOR Marine expects to receive approximately $31.2 million of cash tax refunds under the CARES Act. SEACOR Marine paid a one-time transaction fee of $3.0 million to SEACOR Holdings Inc. as consideration for entry into the agreement that is reflected in the general and administrative costs for the second quarter.

•

Average dayrates, excluding those for the crew transfer vessel fleet, were $11,018 in the second quarter of 2020 and $10,387 in the second quarter of 2019. The improved average dayrates year on year reflect the improvement in SEACOR Marine’s overall fleet mix since the second quarter of the prior year.

•

Both COVID-19 and volatility in oil prices impacted second quarter revenues. SEACOR Marine expects such volatility to continue at least for the remainder of this year.  SEACOR Marine is unable to quantify such impact at this point but will continue to closely monitor the level of activity from its oil and gas customers and adjust its operations accordingly.

•

Administrative and general expenses in the second quarter were $14.5 million, including $3.7 million in non-recurring expenses comprised of $3.3 million of transaction, legal and advisory fees related to the carry back of net operating losses pursuant to the CARES Act, and a one-time restructuring charge of $0.4 million from SEACOR Marine’s continuing cost reduction initiatives. SEACOR Marine maintains its target for projected annual savings of at least $8.0 million, of which it has already achieved $7.8 million. SEACOR Marine anticipates that the cost reduction initiatives will impact all of its reportable segments and expects the remaining cost reduction initiatives to be completed by the end of the third quarter of 2020. SEACOR Marine continues to evaluate additional opportunities for further cost reductions to continue adapting to the changing conditions.

Overall, total operating revenues for the second quarter were $41.9 million, operating loss was $16.7 million, and direct vessel profit (“DVP”)(1) was $18.0 million. This compares to operating revenues of $52.8 million, operating loss of $17.6 million, and DVP of $17.4 million in the second quarter of 2019. The improved DVP in the second quarter was primarily driven by the change in fleet mix over the period.

Chief Executive Officer John Gellert commented on SEACOR Marine's second quarter results:

“SEACOR Marine delivered solid operating and financial results in an extremely challenging environment. All our international operating regions showed significant improvements in key metrics, reflecting the efforts made to improve our market presence, fleet mix and overhead expenses. Our U.S. operations saw a steep decline in activity, mostly in liftboat demand, which continues to be challenged by the effects of low commodity prices on our customers and tepid decommissioning activity.

“Notwithstanding this difficult environment we were able to execute two transactions that will enhance our results and strengthen our liquidity. The acquisition of our partner’s interest in SEACOSCO is expected to be accretive to our results this year, and the ability to carry back net operating losses pursuant to the CARES Act adds incremental liquidity.

“Finally, I want to recognize and thank the SEACOR Marine team for these results and their continuing dedication to maintaining safe and reliable operations for our customers worldwide.  I particularly thank our seafarers, many of whom have worked extended rotations due to the COVID-19 pandemic and continue to face challenges returning home.  We appreciate the cooperation and assistance of our customers and suppliers in navigating the complex logistics of the unprecedented COVID-19 operating environment.”

For the second quarter of 2020, net loss attributable to SEACOR Marine was $6.1 million ($0.24 loss per basic and diluted share) and operating loss was $16.7 million.  Net loss attributable to SEACOR Marine’s continuing operations for the second quarter of 2019 was $31.4 million ($1.26 loss per basic and diluted share) and operating loss was $17.6 million.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation and interest expense for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore oil and natural gas and windfarm facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact Connie Morinello at (346) 980-1700 or InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except share data)

	Three Months Ended June 30,		Six months ended June 30,
	2020	2019	2020	2019
Operating Revenues	$41,878	$52,812	$83,621	$97,722
Costs and Expenses:
Operating	23,913	35,370	48,533	70,536
Administrative and general	14,560	10,524	25,325	21,336
Lease expense	1,355	4,298	4,762	8,435
Depreciation and amortization	15,313	16,412	30,314	32,509
	55,141	66,604	108,934	132,816
(Loss) Gain on Asset Dispositions and Impairments, Net	(3,453)	(3,848)	(16,025)	(3,580)
Operating Loss	(16,716)	(17,640)	(41,338)	(38,674)
Other Income (Expense):
Interest income	529	215	1,205	569
Interest expense	(6,995)	(7,633)	(14,633)	(15,297)
SEACOR Holdings guarantee fees	(9)	(32)	(25)	(61)
Derivative gains (losses), net	85	(1,398)	5,199	(2,323)
Foreign currency gains, net	(171)	(924)	(106)	(254)
	(6,561)	(9,772)	(8,360)	(17,366)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(23,277)	(27,412)	(49,698)	(56,040)
Income Tax Benefit	(15,081)	(3,052)	(21,749)	(6,883)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(8,196)	(24,360)	(27,949)	(49,157)
Equity in Losses of 50% or Less Owned Companies	2,130	(7,078)	1,891	(10,554)
Loss from Continuing Operations	(6,066)	(31,438)	(26,058)	(59,711)
(Loss) Income on Discontinued Operations, Net of Tax	—	1,174.0	—	1,174
Net Loss	(6,066)	(30,264)	(26,058)	(58,537)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	7	(1,875)	(4,040)	(4,599)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(6,073)	$(28,389)	$(22,018)	$(53,938)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.24)	$(1.26)	$(0.90)	$(2.37)
Discontinued operations	—	0.05	—	$0.05
	$(0.24)	$(1.21)	$(0.90)	$(2.32)
Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	24,851,834	23,382,272	24,420,432	23,237,012

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except statistics and per share data)

	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
Time Charter Statistics:
Average Rates Per Day Worked (excluding crew transfer)	$11,018	$11,157	$11,071	$10,946	$10,387
Average Rates Per Day	$6,648	$7,163	$7,260	$6,981	$6,843
Fleet Utilization (excluding crew transfer)	57%	57%	62%	64%	59%
Fleet Utilization	69%	63%	68%	74%	69%
Fleet Available Days (excluding crew transfer)	5,167	5,210	5,542	6,048	6,491
Fleet Available Days	8,688	8,668	9,007	9,578	9,990
Operating Revenues:
Time charter	$39,807	$39,290	$44,465	$49,747	$47,270
Bareboat charter	723	724	834	1,765	1,389
Other marine services	1,348	1,729	3,771	3,188	4,153
	41,878	41,743	49,070	54,700	52,812
Costs and Expenses:
Operating:
Personnel	13,378	13,706	15,096	15,879	17,914
Repairs and maintenance	4,311	4,804	3,983	5,495	7,607
Drydocking	566	1,365	766	515	1,997
Insurance and loss reserves	1,589	939	1,663	1,198	1,763
Fuel, lubes and supplies	2,295	2,067	2,409	2,910	3,202
Other	1,774	1,739	2,061	1,214	2,887
	23,913	24,620	25,978	27,211	35,370
Direct Vessel Profit (1)	17,965	17,123	23,092	27,489	17,442
Other Costs and Expenses:
Lease expense	1,355	3,407	3,570	4,153	4,298
Administrative and general	14,560	10,765	11,928	11,462	10,524
Depreciation and amortization	15,313	15,001	15,412	16,091	16,412
	31,228	29,173	30,910	31,706	31,234
(Losses) Gains on Asset Dispositions and Impairments, Net	(3,453)	(12,572)	(2,679)	862	(3,848)
Operating Loss	(16,716)	(24,622)	(10,497)	(3,355)	(17,640)
Other Income (Expense):
Interest income	529	676	559	317	215
Interest expense	(6,995)	(7,638)	(7,397)	(7,362)	(7,633)
SEACOR Holdings guarantee fees	(9)	(16)	(21)	(26)	(32)
Derivative losses (gains), net	85	5,114	(663)	3,057	(1,398)
Foreign currency gains, net	(171)	65	(1,037)	(370)	(924)
Other, net	—	—	(1)	—	—
	(6,561)	(1,799)	(8,560)	(4,384)	(9,772)
Loss Before from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(23,277)	(26,421)	(19,057)	(7,739)	(27,412)
Income Tax (Benefit) Expense	(15,081)	(6,668)	(2,306)	1,277	(3,052)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(8,196)	(19,753)	(16,751)	(9,016)	(24,360)
Equity in Losses of 50% or Less Owned Companies	2,130	(239)	(2,425)	(1,325)	(7,078)
Loss from Continuing Operations	(6,066)	(19,992)	(19,176)	(10,341)	(31,438)
(Loss) Income from Discontinued Operations, Net of Tax	—	—	(2,742)	(7,899)	1,174
Net Loss	(6,066)	(19,992)	(21,918)	(18,240)	(30,264)
Net (Loss) Income attributable to Noncontrolling Interests in Subsidiaries	7	(4,047)	(1,463)	204	(1,875)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(6,073)	$(15,945)	$(20,455)	$(18,444)	$(28,389)

Basic and Diluted Income (Loss) Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.24)	$(0.66)	$(0.74)	$(0.49)	$(1.31)
Discontinued operations	—	—	(0.12)	(0.29)	0.10
	$(0.24)	$(0.66)	$(0.86)	$(0.78)	$(1.21)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	24,851	23,989	23,832	23,741	23,382
Common Shares and Warrants Outstanding at Period End	24,899	24,854	23,708	23,653	23,592

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$15,574	$20,988	$19,285	$17,851	$14,058
Fleet utilization	5%	11%	20%	26%	34%
Fleet available days	1,842	1,864	1,956	2,340	2,669
Out-of-service days for repairs, maintenance and drydockings	32	116	6	159	325
Out-of-service days for cold-stacked status	1,465	1,301	1,301	1,131	1,322
Operating Revenues:
Time charter	$1,478	$4,375	$7,408	$10,914	$12,628
Bareboat charter	723	724	732	597	233
Other marine services	513	642	516	838	1,320
	2,714	5,741	8,656	12,349	14,181
Direct Costs and Expenses:
Operating:
Personnel	2,284	2,928	3,432	4,353	5,203
Repairs and maintenance	314	617	782	1,508	2,515
Drydocking	110	1,057	252	547	1,801
Insurance and loss reserves	354	135	566	371	841
Fuel, lubes and supplies	189	524	407	739	1,107
Other	93	79	102	88	113
	3,344	5,340	5,541	7,606	11,580
Direct Vessel Profit (Loss) (1)	$(630)	$401	$3,115	$4,743	$2,601
Other Costs and Expenses:
Lease expense	$741	$2,138	$2,283	$2,758	$2,942
Depreciation and amortization	5,254	5,358	5,474	5,634	5,341

Africa, primarily West Africa
Time Charter Statistics:
Average rates per day worked	$9,001	$9,249	$9,435	$9,316	$9,365
Fleet utilization	85%	89%	88%	91%	81%
Fleet available days	1,304	1,346	1,349	1,380	1,365
Out-of-service days for repairs, maintenance and drydockings	90	56	68	—	54
Operating Revenues:
Time charter	$9,944	$11,095	$11,249	$11,738	$10,400
Other marine services	(480)	167	1,216	129	753
	9,464	11,262	12,465	11,867	11,153
Direct Costs and Expenses:
Operating:
Personnel	2,546	2,695	3,230	3,308	3,428
Repairs and maintenance	1,379	1,435	1,242	1,323	952
Drydocking	256	8	253	(53)	(48)
Insurance and loss reserves	188	193	369	230	239
Fuel, lubes and supplies	727	472	817	961	939
Other	565	571	976	499	773
	5,661	5,374	6,887	6,268	6,283
Direct Vessel Profit (1)	$3,803	$5,888	$5,578	$5,599	$4,870
Other Costs and Expenses:
Lease expense	$417	$1,126	$757	$761	$787
Depreciation and amortization	2,889	2,604	2,608	2,681	2,759

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$10,245	$9,634	$8,843	$8,795	$8,182
Fleet utilization	82%	73%	82%	83%	79%
Fleet available days	1,613	1,671	1,901	2,020	2,026
Out-of-service days for repairs, maintenance and drydockings	113	200	15	129	73
Out-of-service days for cold-stacked status	61	48	153	184	115
Operating Revenues:
Time charter	$13,605	$11,767	$13,840	$14,798	$13,175
Other marine services	514	420	678	414	349
	14,119	12,187	14,518	15,212	13,524
Direct Costs and Expenses:
Operating:
Personnel	3,795	3,811	4,129	4,023	4,292
Repairs and maintenance	1,580	1,246	973	1,387	2,629
Drydocking	200	414	146	20	275
Insurance and loss reserves	430	339	408	333	381
Fuel, lubes and supplies	955	665	769	701	725
Other	819	683	635	567	793
	7,779	7,158	7,060	7,031	9,095
Direct Vessel Profit (1)	$6,340	$5,029	$7,458	$8,181	$4,429
Other Costs and Expenses:
Lease expense	$32	$45	$42	$43	$42
Depreciation and amortization	3,921	3,790	3,963	3,914	4,274

Latin America
Time Charter Statistics:
Average rates per day worked	$10,752	$9,397	$8,649	$6,867	$8,074
Fleet utilization	97%	93%	69%	71%	63%
Fleet available days	408	389	429	399	400
Out-of-service days for repairs, maintenance and drydockings	—	3	35	5	3
Out-of-service days for cold-stacked status	—	—	65	92	91
Operating Revenues:
Time charter	$4,251	$3,396	$2,541	$1,951	$2,046
Bareboat charter	—	-	102	1,168	1,156
Other marine services	168	149	261	221	273
	4,419	3,545	2,904	3,340	3,475
Direct Costs and Expenses:
Operating:
Personnel	1,377	1,215	1,081	846	976
Repairs and maintenance	255	392	234	298	481
Drydocking	—	(114)	114	—	(32)
Insurance and loss reserves	105	69	79	31	66
Fuel, lubes and supplies	132	135	127	187	314
Other	123	305	188	(87)	560
	1,992	2,002	1,823	1,275	2,365
Direct Vessel Profit (1)	$2,427	$1,543	$1,081	$2,065	$1,110
Other Costs and Expenses:
Lease expense	$9	$9	$9	$—	$—
Depreciation and amortization	950	899	1,037	1,573	1,659

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	3,436	3,471	3,505	3,146	2,972
Fleet utilization	87%	73%	80%	96%	86%
Fleet available days	3,521	3,398	3,373	3,439	3,530
Out-of-service days for repairs, maintenance and drydockings	117	122	107	3	159
Out-of-service days for cold-stacked status	—	—	—	92	91
Operating Revenues:
Time charter	$10,529	$8,657	$9,427	$10,346	$9,021
Other marine services	633	351	1,100	1,586	1,458
	11,162	9,008	10,527	11,932	10,479
Direct Costs and Expenses:
Operating:
Personnel	3,376	3,057	3,224	3,349	4,015
Repairs and maintenance	783	1,114	752	979	1,030
Drydocking	—	—	1	1	1
Insurance and loss reserves	512	203	241	233	236
Fuel, lubes and supplies	292	271	289	322	117
Other	174	101	160	147	648
	5,137	4,746	4,667	5,031	6,047
Direct Vessel Profit for Continuing Operations (1)	$6,025	$4,262	$5,860	$6,901	$4,432
Other Costs and Expenses:
Lease expense	$156	$89	$479	$591	$527
Depreciation and amortization	2,299	2,350	2,330	2,289	2,379

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$8,383	$8,012	$8,095	$7,790	$7,597
Fleet utilization	43%	39%	48%	53%	49%
Fleet available days	667	709	705	736	910
Out-of-service days for repairs, maintenance and drydockings	76	74	33	10	31
Out-of-service days for cold-stacked status	273	273	337	332	437
Operating Revenues:
Time charter	$2,413	$2,225	$2,714	$3,059	$3,360
Other marine services	(137)	559	1,076	365	869
	2,276	2,784	3,790	3,424	4,229
Direct Costs and Expenses:
Operating:
Personnel	853	892	1,212	1,418	2,001
Repairs and maintenance	679	408	330	524	632
Drydocking	(19)	22	-	8	96
Insurance and loss reserves	159	45	208	179	266
Fuel, lubes and supplies	168	216	145	252	262
Other	341	259	366	404	411
	2,181	1,842	2,261	2,785	3,668
Direct Vessel Profit (Loss) (1)	$95	$942	$1,529	$639	$561
Other Costs and Expenses:
Lease expense	$518	$1,216	$872	$1,357	$1,527
Depreciation and amortization	500	561	522	568	575

Fast support
Time Charter Statistics:
Average rates per day worked	$8,590	$8,472	$8,257	$8,133	$7,624
Fleet utilization	72%	76%	78%	78%	71%
Fleet available days	2,426	2,521	2,935	3,156	3,275
Out-of-service days for repairs, maintenance and drydockings	137	156	82	81	134
Out-of-service days for cold-stacked status	285	273	341	459	545
Operating Revenues:
Time charter	$15,078	$16,284	$18,877	$20,079	$17,709
Bareboat charter	723	724	732	597	233
Other marine services	(372)	(355)	(40)	(200)	(179)
	15,429	16,653	19,569	20,476	17,763
Direct Costs and Expenses:
Operating:
Personnel	4,166	4,659	5,071	5,486	5,796
Repairs and maintenance	1,922	2,278	1,873	2,204	2,682
Drydocking	274	36	357	(27)	136
Insurance and loss reserves	304	332	541	347	385
Fuel, lubes and supplies	1,180	904	1,098	1,395	1,602
Other	1,203	1,000	1,346	959	1,713
	9,049	9,209	10,286	10,364	12,314
Direct Vessel Profit (1)	$6,380	$7,444	$9,283	$10,112	$5,449
Other Costs and Expenses:
Lease expense	$352	$352	$352	$351	$352
Depreciation and amortization	5,405	5,118	5,447	5,646	5,929

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
Supply
Time Charter Statistics:
Average rates per day worked	$8,477	$7,360	$7,179	$6,755	$6,906
Fleet utilization	83%	79%	87%	96%	53%
Fleet available days	527	2,521	338	398	486
Out-of-service days for repairs, maintenance and drydockings	13	3	—	—	118
Out-of-service days for cold-stacked status	61	—	—	—	—
Operating Revenues:
Time charter	$3,713	$2,520	$2,114	$2,589	$1,787
Bareboat charter	—	—	102	1,168	1,156
Other marine services	(53)	(69)	582	863	799
	3,660	2,451	2,798	4,620	3,742
Direct Costs and Expenses:
Operating:
Personnel	1,591	1,206	1,369	1,266	1,617
Repairs and maintenance	375	348	159	276	1,085
Drydocking	197	—	142	1	82
Insurance and loss reserves	106	67	65	66	78
Fuel, lubes and supplies	219	119	377	205	98
Other	246	397	314	57	842
	2,734	2,137	2,426	1,871	3,802
Direct Vessel Profit (Loss) (1)	$926	$314	$372	$2,749	$(60)
Other Costs and Expenses:
Lease expense	$—	$—	$381	$517	$433
Depreciation and amortization	1,000	787	823	1,167	1,223

Specialty
Time Charter Statistics:
Fleet available days	91	91	92	92	91
Out-of-service days for cold-stacked status	91	91	92	92	91
Operating Revenues:
Other marine services	$—	$—	$—	$—	$—

Direct Costs and Expenses:
Operating:
Personnel	—	13	6	13	23
Repairs and maintenance	46	11	5	1	3
Insurance and loss reserves	16	20	9	18	20
Fuel, lubes and supplies	(2)	22	—	2	(24)
Other	67	101	64	75	77
	127	167	84	109	99
Direct Vessel Loss (1)	$(127)	$(167)	$(84)	$(109)	$(99)
Other Costs and Expenses:
Operating:
Depreciation and amortization	$127	$128	$128	$128	$127

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
Liftboats
Time Charter Statistics:
Average rates per day worked	$24,894	$27,513	$27,453	$26,172	$20,993
Fleet utilization	30%	31%	36%	39%	47%
Fleet available days	1,456	1,456	1,472	1,665	1,729
Out-of-service days for repairs, maintenance and drydockings	9	141	6	153	292
Out-of-service days for cold-stacked status	816	664	657	432	455
Operating Revenues:
Time charter	$11,001	$12,339	$14,375	$16,830	$16,932
Other marine services	306	250	732	795	1,481
	11,307	12,589	15,107	17,625	18,413
Direct Costs and Expenses:
Operating:
Personnel	3,545	4,097	4,588	4,824	5,360
Repairs and maintenance	407	650	776	1,656	2,189
Drydocking	111	1,307	267	532	1,683
Insurance and loss reserves	893	679	711	484	921
Fuel, lubes and supplies	343	490	550	899	1,076
Other	219	147	338	221	251
	5,518	7,370	7,230	8,616	11,480
Direct Vessel Profit (1)	$5,789	$5,219	$7,877	$9,009	$6,933
Other Costs and Expenses:
Lease expense	$44	$1,497	$1,497	$1,498	$1,497
Depreciation and amortization	6,081	6,128	6,136	6,247	6,055

Crew transfer
Time Charter Statistics:
Average rates per day worked	$2,481	$2,375	$2,378	$2,220	$2,431
Fleet utilization	87%	72%	77%	92%	88%
Fleet available days	3,521	3,458	3,465	3,531	3,499
Out-of-service days for repairs, maintenance and drydockings	117	122	111	52	39
Out-of-service days for cold-stacked status	—	48	92	184	91
Operating Revenues:
Time charter	$7,602	$5,922	$6,385	$7,190	$7,482
Other marine services	548	315	389	577	499
	8,150	6,237	6,774	7,767	7,981
Direct Costs and Expenses:
Operating:
Personnel	2,721	2,592	2,435	2,432	2,665
Repairs and maintenance	754	1,056	693	775	933
Drydocking	3	—	—	—	—
Insurance and loss reserves	100	99	124	113	93
Fuel, lubes and supplies	230	230	220	152	167
Other	115	86	75	96	113
	3,923	4,063	3,547	3,568	3,971
Direct Vessel Profit (1)	$4,227	$2,174	$3,227	$4,199	$4,010
Other Costs and Expenses:
Lease expense	$67	$-	$-	$-	$-
Depreciation and amortization	1,637	1,717	1,837	1,819	1,920

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
Other Activity
Operating Revenues:
Other marine services	$1,056	$1,029	$1,032	$788	$684
	1,056	1,029	1,032	788	684
Direct Costs and Expenses:
Operating:
Personnel	502	247	415	440	452
Repairs and maintenance	128	53	147	59	83
Insurance and loss reserves	11	(303)	5	(9)	—
Fuel, lubes and supplies	157	86	19	5	21
Other	(417)	(251)	(442)	(598)	(520)
	381	(168)	144	(102)	36
Direct Vessel Profit (1)	$675	$1,197	$888	$890	$648
Other Costs and Expenses:
Lease expense	$374	$342	$468	$430	$489
Depreciation and amortization	563	562	519	516	583

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (NON-GAAP PRESENTATION)

(in thousands)

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
Cash Flows from Continuing Operating Activities:
DVP (1)	17,965	17,123	23,092	27,489	17,442
Operating, leased-in equipment (excluding amortization of deferred gains)	(3,814)	(3,838)	(4,648)	(4,963)	(4,886)
Administrative and general (excluding provisions for bad debts and amortization of share awards)	(13,352)	(9,776)	(10,773)	(9,160)	(9,696)
SEACOR Holdings management and guarantee fees	(9)	(16)	(21)	(26)	(32)
Dividends received from 50% or less owned companies	—	—	800	873	—
Other, net (excluding non-cash losses)	—	—	(2)	—	—
	790	3,493	8,448	14,213	2,828
Changes in operating assets and liabilities before interest and income taxes	(9,293)	(7,144)	7,758	(7,236)	4,921
Director share awards	755	—	—	—	894
Restricted stock vested	(3)	(175)	(55)	(240)	—
Cash settlements on derivative transactions, net	(279)	(214)	(190)	(546)	275
Interest paid, excluding capitalized interest (1)	(4,529)	(4,744)	(6,255)	(5,633)	(5,971)
Interest received	529	676	560	316	215
Income taxes refunded, net	—	—	—	—	—
Net cash (used in) provided operating activities	(12,030)	(8,108)	10,266	874	3,162
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(8,530)	(11,244)	(5,890)	(9,547)	(19,386)
Proceeds from disposition of property and equipment	14,030	3,105	36,418	10,119	9,268
Proceeds from the sale of ERRV fleet	—	—	27,390	—	—
Cash Impact of sale of ERRV fleet	—	—	(5,140)	—	—
Construction reserve funds transferred to short-term cash	3,745	—	—	—	—
Purchase of subsidiary from joint venture	(8,445)	—	—	—	—
Construction reserve funds used	—	9,148	5,268	1,951	7,997
Net investing activities in property and equipment	800	1,009	58,046	2,523	(2,121)
Investments in and advances to 50% or less owned companies	(56)	(245)	(6,062)	(8,686)	(718)
Capital distributions from equity investees	—	—	48	413	—
Principal payments on notes due from equity investees	—	—	—	22	—
Net cash provided by (used in) investing activities	744	764	52,032	(5,728)	(2,839)
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(3,502)	(5,222)	(3,899)	(11,976)	(3,738)
Purchase of subsidiary shares from noncontrolling interests	—	—	—	—	—
Proceeds from exercise of stock options and Warrants	—	—	340	973	3
Net cash (used in) provided by financing activities	(3,502)	(5,222)	(3,559)	(11,003)	(3,735)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	265	(1,908)	(19,238)	(472)	1,195
Net Change in Cash, Cash Equivalents and Restricted Cash	(14,523)	(14,474)	39,501	(16,329)	(2,217)
Cash Flows from Discontinued Operations
Operating Activities	—	—	4,297	(446)	(747)
Investing Activities	—	—	(4,462)	(116)	(615)
Effects of FX Rate Changes on Cash and Cash Equivalents	—	—	3,322	268	(1,504)
Net Decrease in Cash and Cash Equivalents from Discontinued Operations:	—	—	3,157	(294)	(2,866)
Net Change in Cash, Cash Equivalents and Restricted Cash	(14,523)	(14,474)	42,658	(16,623)	(5,083)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	72,573	87,047	44,389	61,012	66,095
Cash, Restricted Cash and Cash Equivalents, End of Period	$58,050	$72,573	$87,047	$44,389	$61,012

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019	Jun. 30, 2019
ASSETS
Current Assets:
Cash and cash equivalents	$54,698	$69,220	$83,943	$38,155	$55,763
Restricted cash	3,352	3,353	3,104	4,016	2,240
Receivables:
Trade, net of allowance for doubtful accounts	57,892	48,192	49,128	58,954	60,711
Other	14,362	27,872	18,531	6,835	9,682
Receivables from SEACOR Holdings	14,394	—	—	—	—
Inventories	1,409	1,575	1,228	1,408	1,660
Prepaid expenses and other	3,218	2,653	2,612	3,146	3,710
Discontinued operations	—	—	—	13,127	13,891
Total current assets	149,325	152,865	158,546	125,641	147,657
Property and Equipment:
Historical cost	1,066,239	930,264	976,978	1,063,290	1,099,221
Accumulated depreciation	(322,378)	(312,911)	(358,962)	(400,628)	(425,881)
	743,861	617,353	618,016	662,662	673,340
Construction in progress	55,955	55,302	74,344	70,275	67,063
Net property and equipment	799,816	672,655	692,360	732,937	740,403
Right-of-Use Asset - Operating Leases	8,818	8,990	17,313	18,774	27,390
Investments, at Equity, and Advances to 50% or Less Owned Companies	90,900	125,010	124,680	118,222	112,418
Construction Reserve Funds	—	3,745	12,893	18,161	20,112
Other Assets	3,243	3,270	3,401	3,422	3,627
Discontinued operations	—	—	—	23,349	25,092
	$1,052,102	$966,535	$1,009,193	$1,040,506	$1,076,699
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$11,765	$13,359	$15,099	$15,182	$16,552
Current portion of long-term debt	51,793	37,084	17,802	23,446	20,651
Accounts payable and accrued expenses	22,382	32,023	25,691	26,507	31,504
Due to SEACOR Holdings	—	66	74	77	74
Other current liabilities	30,162	29,949	36,151	42,372	47,185
Discontinued operations	—	—	—	3,813	3,813
Total current liabilities	116,102	112,481	94,817	111,397	119,779
Long-Term Operating Lease Liabilities	6,545	7,859	9,822	12,878	16,775
Long-Term Debt	447,663	356,729	380,251	375,772	379,075
Conversion Option Liability on Convertible Senior Notes	6	91	5,205	4,543	7,599
Deferred Income Taxes	24,101	26,113	33,905	36,921	37,066
Deferred Gains and Other Liabilities	6,321	7,951	6,269	4,848	5,165
Total liabilities	600,738	511,224	530,269	546,359	565,459
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	232	231	219	219	218
Additional paid-in capital	449,116	447,425	429,318	427,823	424,549
Retained earnings	5,058	11,131	27,076	64,929	83,312
Shares held in treasury	(847)	(844)	(669)	(614)	(374)
Accumulated other comprehensive loss, net of tax	(2,541)	(2,971)	1,548	(21,105)	(19,156)
	451,018	454,972	457,492	471,252	488,549
Noncontrolling interests in subsidiaries	346	339	21,432	22,895	22,691
Total equity	451,364	455,311	478,924	494,147	511,240
	$1,052,102	$966,535	$1,009,193	$1,040,506	$1,076,699

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total
June 30, 2020
AHTS	4	—	3	—	7
FSV	26	5	1	1	33
Supply	13	27	—	2	42
Specialty	1	3	—	—	4
Liftboats	14	—	2	—	16
Crew transfer	39	5	—	—	44
	97	40	6	3	146
March 31, 2020
AHTS	4	—	4	—	8
FSV	28	5	1	1	35
Supply	5	34	—	2	41
Specialty	1	3	—	—	4
Liftboats	14	—	2	—	16
Crew transfer	38	5	—	—	43
	90	47	7	3	147